UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2017, Bottomline Technologies (de), Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2009 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 10,250,000 to 12,750,000, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

A description of the material terms and conditions of the Plan, as amended, is set forth under the heading “PROPOSAL 4—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 10, 2017, which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the Plan, as amended, incorporated herein by reference is qualified in its entirety by reference to the complete text of the Plan, as amended, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, each of the five proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.

On the specific proposals:

1.    Stockholders voted to re-elect Robert A. Eberle, Kenneth J. D’Amato and Jeffrey C. Leathe as Class I Directors, each to serve until the 2020 Annual Meeting of Stockholders.

2.    Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

3.    Stockholders voted on the frequency of future non-binding advisory votes on executive compensation.

4.    Stockholders voted to approve an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the Plan from 10,250,000 to 12,750,000 shares.

5.    Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2018.

The respective voting results for each of the proposals approved by stockholders were as follows:

Proposal 1

Stockholders voted to re-elect the Company’s three nominees as Class I Directors for a term of three years.

	For	Withheld	Broker non-votes
Re-elected Robert A. Eberle	31,571,131	426,517	2,375,899
Re-elected Kenneth J. D’Amato	31,609,139	388,509	2,375,899
Re-elected Jeffrey C. Leathe	30,688,383	1,309,265	2,375,899

Proposal 2

Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

For	Against	Abstain	Broker non-votes
29,825,776	2,163,380	8,492	2,375,899

Proposal 3

Stockholders voted on the frequency of future non-binding advisory votes on executive compensation.

1 year	2 Years	3 Years	Abstain	Broker non-votes
26,225,275	12,672	5,743,923	15,778	2,375,899

Proposal 4

Stockholders voted to approve an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the Plan from 10,250,000 to 12,750,000 shares.

For	Against	Abstain	Broker non-votes
29,239,599	2,756,605	1,444	2,375,899

Proposal 5

Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2018.

For	Against	Abstain
33,184,995	1,188,143	409

The Board has determined that future non-binding advisory votes on executive compensation will be held every year until such time as the Board determines that a different frequency is in the best interests of the Company. The next non-binding advisory vote on the frequency of advisory votes on executive compensation is required to be held no later than the Company’s 2023 Annual Meeting of Stockholders, although an earlier vote may be held at the discretion of the Board.

Item 8.01.	Other Events

In September 2017, the Board approved the implementation, beginning with the Company’s 2018 annual meeting of stockholders, of majority voting in connection with the election of directors in uncontested elections. To implement this change, in November 2017 the Board adopted a policy requiring any director nominee who receives a greater number of withhold votes than affirmative votes in an uncontested election to offer to tender to the Board his or her resignation promptly following the certification of election results. The policy sets out procedures the Board will follow in deciding whether to accept or reject the resignation. The Board must make, and publicly disclose, its decision within 90 days following the certification of election results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Text of “PROPOSAL 4—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2017

99.2	2009 Stock Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 20, 2017	By:	/s/ Eric K. Morgan
Eric K. Morgan Executive Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of “PROPOSAL 4—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2017

99.2	2009 Stock Incentive Plan, as amended